UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2025 (August 25, 2025)

GENCO SHIPPING & TRADING LIMITED
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-33393	98-0439758
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

299 Park Avenue 12th Floor New York, NY	10171
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	GNK	New York Stock Exchange (NYSE)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2025, James G. Dolphin, the Chairman of the Board of Genco Shipping & Trading Limited (the “Company”), indicated to the Company his intention to resign from the Board of Directors (the “Board”) of the Company.  On August 26, 2025, Mr. Dolphin resigned from the Board, effective on such date.  The decision is not the result of any disagreement on Genco’s strategy, operations, policies or practices.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 26, 2025, in connection with the appointment of a Lead Independent Director as described below under Item 8.01, Other Events, the Board adopted a Fifth Amendment to the Amended and Restated By-laws of the Company. The amendment provides that the Lead Independent Director has the power to call a special meeting of the Board.

The foregoing description is a summary of the amendment to the By-Laws. Such amendment is filed as Exhibit 3.1 hereto and is incorporated into this Item 5.03 by reference.

Item 8.01.	Other Events.

As part of its ongoing succession planning process, Chief Executive Officer John C. Wobensmith has been appointed to the additional role of Chairman of the Board, and Kathleen C. Haines has been appointed as Lead Independent Director under a newly adopted Lead Independent Director Charter to support the Board’s continued independent oversight.  A copy of the Lead Independent Director Charter is available on the Governance Documents page of the Governance section of the Company’s website under “Investors” at www.gencoshipping.com.

Additionally, in conjunction with Mr. Dolphin’s resignation, the Board appointed director Arthur L. Regan as Chairman of the Nominating and Corporate Governance Committee and director Basil G. Mavroleon as a member of the Audit Committee.  All of the appointments described in this Item 8.01 were effective on August 26, 2025.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Fifth Amendment to Amended and Restated By-Laws, dated August 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE:	August 28, 2025

/s/ Peter Allen
Peter Allen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Fifth Amendment to Amended and Restated By-Laws, dated August 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)